SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - May 7, 2004


                              IEC Electronics Corp.
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or other jurisdiction of Incorporation)

                    0-6508                               13-3458955
            (Commission File Number)         (IRS Employer Identification No.)

                    105 Norton Street, Newark, New York 14513
                    (Address of Principal Executive Offices)

                                 (315) 331-7742
              (Registrant's Telephone Number, including Area Code)


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Item 5.   Other Events

          On May 7, 2004, the company announced the appointment of Jeffrey Schlarbaum as Vice President of Sales and Marketing. Additionally, the company announced the retirement of Chief Operating Officer Bill R. Anderson.


Item 7.   Financial Statements and Exhibits

          (c) Exhibits

              99.1   Press Release issued by IEC Electronics Corp.
                     dated May 7, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IEC Electronics Corp.
                                    ---------------------
                                    (Registrant)



Date:  May 7, 2004              By: /s/ W. BARRY GILBERT
                                        ---------------------------------
                                        W. Barry Gilbert
                                        Chairman, Chief Executive Officer

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